SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 16, 2004
                Date of Report (Date of Earliest Event Reported)

                           CTI MOLECULAR IMAGING, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                62-1377363
         (State of Incorporation)           (I.R.S. Employer Identification No.)

810 Innovation Drive, Knoxville, Tennessee                 37932
 (Address of Principal Executive Offices)                (Zip Code)

                                 (865) 218-2000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

Issuance of Press Release Regarding Earnings for Fourth Quarter 2004

On November 16, 2004, CTI Molecular Imaging, Inc. (the "Company") issued a press release announcing its financial results for its fourth quarter and its fiscal year ended September 30, 2004.

A copy of the Company's press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report (including Exhibit 99.1) is furnished pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               CTI Molecular Imaging, Inc.

                                               /s/ David N. Gill
                                               --------------------------------
                                               David N. Gill
                                               Chief Financial Officer and
                                               Senior Vice President
                                               (Principal Accounting Officer)

                                               November 16, 2004

                                LIST OF EXHIBITS

99.1 -- Press release of CTI Molecular Imaging, Inc., dated November 16, 2004, announcing fourth quarter operating results for CTI Molecular Imaging, Inc.'s 2004 fiscal year.